                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
             (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

               Pursuant to Section 6 of Annex 1 to the Transition
            Property Servicing Agreement (the "Agreement"), dated as
             of October 24, 2001, between CenterPoint Energy Houston
            Electric, LLC (formerly Reliant Energy, Incorporated), as
            Servicer, and CenterPoint Energy Transition Bond Company,
                     LLC (formerly Reliant Energy Transition
   Bond Company LLC), as Issuer, the Servicer does hereby certify as follows:

                         Capitalized terms used in this
                              Semiannual Servicer's
                             Certificate have their
                        respective meanings as set forth
                          in the Agreement. References
                         herein to certain sections and
                           subsections are references
          to the respective sections and subsections of the Agreement.

          Collection Periods: March 15, 2006 through September 14, 2006
                        Payment Date: September 15, 2006
                        Today's Date: September 14, 2006


1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
             i.    Remittances for the March 15 through 31, 2006 Collection Period        3,233,951.02
             ii.   Remittances for the April 1 through 30, 2006 Collection Period         5,799,211.22
             iii.  Remittances for the May 1 through 31, 2006 Collection Period           5,176,469.67
             iv.   Remittances for the June 1 through 30, 2006 Collection Period          7,397,985.93
             v.    Remittances for the July 1 through 31, 2006 Collection Period          7,791,804.60
             vi.   Remittances for the August 1 through 31, 2006 Collection Period        8,784,985.22
             vii.  Remittances for the September 1 through 14, 2006 Collection Period     4,031,614.28
             viii. Net Earnings on Collection Account                                       951,337.94     [3/1/06 through 8/31/06]
                                                                                        --------------
             ix.   General Subaccount Balance (sum of i through viii above)              43,167,359.88

             x.    Reserve Subaccount Balance as of Prior Payment Date                   15,106,717.95
             xi.   Overcollateralization Subaccount Balance as of Prior Payment Date      1,404,181.88
             xii.  Capital Subaccount Balance as of Prior Payment Date                    3,744,485.00
                                                                                         -------------
             xiii. Collection Account Balance (sum of ix through xii above)              63,422,744.71
                                                                                         =============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:
             i.    Class A-1 Principal Balance                                                    0.00
             ii.   Class A-2 Principal Balance                                           94,716,168.00
             iii.  Class A-3 Principal Balance                                          130,000,000.00
             iv.   Class A-4 Principal Balance                                          385,897,000.00
                                                                                        --------------
             v.    Aggregate Principal Balance of all Series 2001-1 Transition Bonds    610,613,168.00
                                                                                        ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
                                                                                          Projected
                                                                                          Principal                Semiannual
                   Series 2001-1 Principal                                                 Balance               Principal Due
                   -----------------------                                              --------------           --------------
             i.    Class A-1                                                                      0.00                     0.00
             ii.   Class A-2                                                             58,881,446.00            35,834,722.00
             iii.  Class A-3                                                            130,000,000.00                     0.00
             iv.   Class A-4                                                            385,897,000.00                     0.00
                                                                                        --------------            -------------
             v.    For all Series 2001-1 Transition Bonds                               574,778,446.00            35,834,722.00
                                                                                        ==============            =============







                                                                    Transition                 Days in
                                                                       Bond                    Interest
                                                                   Interest Rate              Period (1)           Interest Due
                                                                   -------------              ----------           ------------

             vi.   Required Class A-1 Interest                             3.840%                180                         0.00
             vii.  Required Class A-2 Interest                             4.760%                180                 2,254,244.80
             viii. Required Class A-3 Interest                             5.160%                180                 3,354,000.00
             ix.   Required Class A-4 Interest                             5.630%                180                10,863,000.55

             (1) On 30/360 Day basis.





                                                                                                                          Funding
                                                                                          Required Level                  Required
                                                                                          --------------                  --------
             x.    Overcollateralization Subaccount                                       1,560,202.08                    156,020.20
             xi.   Capital Subaccount                                                     3,744,485.00                          0.00




4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION 8.02(d) OF INDENTURE:
             i.    Trustee Fees and Expenses                                                                                 0.00
             ii.   Servicing Fee                                                                                       187,224.25(1)
             iii.  Administration Fee and Independent Managers Fee                                                      50,000.00(2)
             iv.   Operating Expenses                                                                                        0.00
             v.    Semiannual Interest (including any past-due Semiannual Interest for prior periods)


                                                                                                                      Per $1,000
                                                                                                                      of Original
                   Series 2001-1                                                          Aggregate                 Principal Amount
                   -------------                                                          ---------                 ----------------


                   1. Class A-1 Interest Payment                                                 0.00                           0.00
                   2. Class A-2 Interest Payment                                         2,254,244.80                          19.10
                   3. Class A-3 Interest Payment                                         3,354,000.00                          25.80
                   4. Class A-4 Interest Payment                                        10,863,000.55                          28.15

             vi.   Principal Due and Payable as a result of Event of Default or on Final Maturity Date


                                                                                                                     Per $1,000
                                                                                                                    of Original
                   Series 2001-1                                                          Aggregate                 Principal Amount
                   -------------                                                          ---------                 ----------------

                   1. Class A-1 Principal Payment                                                0.00                           0.00
                   2. Class A-2 Principal Payment                                                0.00                           0.00
                   3. Class A-3 Principal Payment                                                0.00                           0.00
                   4. Class A-4 Principal Payment                                                0.00                           0.00

             vii.  Semiannual Principal


                                                                                                                  Per $1,000
                                                                                                                  of Original
                   Series 2001-1                                                           Aggregate            Principal Amount
                   -------------                                                           ---------            ----------------

                   1. Class A-1 Principal Payment                                                0.00                           0.00
                   2. Class A-2 Principal Payment                                       35,834,722.00                         303.68
                   3. Class A-3 Principal Payment                                                0.00                           0.00
                   4. Class A-4 Principal Payment                                                0.00                           0.00

             viii. Amounts Payable to Credit Enhancement Providers (if applicable)                N/A
             ix.   Operating Expenses not Paid under Clause (iv) above                           0.00
             x.    Funding of Capital Subaccount (to required level)                             0.00
             xi.   Funding of Overcollateralization Subaccount (to required level)         156,020.20
             xii.  Net Earnings in Capital Subaccount Released to Issuer                    90,890.81
             xiii. Deposit to Reserve Subaccount                                                 0.00
             xiv.  Released to Issuer upon Series Retirement: Collection Account                 0.00


                   (1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
                   (2) Administration fee: $50,000 x 180/180 = $50,000.00



5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
   (IF APPLICABLE, PURSUANT TO SECTION 8.02(d) OF INDENTURE):


             i.    Reserve Subaccount (available for 4.i. through 4.xii.)                                           9,622,742.73
             ii.   Overcollateralization Subaccount (available for 4.i. through 4.ix.)                                      0.00
             iii.  Capital Subaccount (available for 4.i. through 4.ix.)                                                    0.00
                                                                                                                    ------------
             iv.   Total Withdrawals                                                                                9,622,742.73
                                                                                                                    ============


6. OUTSTANDING AMOUNTS AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):


             Series 2001-1
             -------------

             i.    Class A-1 Principal Balance                                                                              0.00
             ii.   Class A-2 Principal Balance                                                                     58,881,446.00
             iii.  Class A-3 Principal Balance                                                                    130,000,000.00
             iv.   Class A-4 Principal Balance                                                                    385,897,000.00
                                                                                                                  --------------
             v.    Aggregate Principal Balance for all Series 2001-1 Transition Bonds                             574,778,446.00
                                                                                                                  ==============

             vi.   Reserve Subaccount Balance                                                                       5,483,975.22
             vii.  Overcollateralization Subaccount Balance                                                         1,560,202.08
             viii. Capital Subaccount Balance                                                                       3,744,485.00
                                                                                                                    ------------
             ix.   Aggregate Collection Account Balance                                                            10,788,662.30
                                                                                                                   =============



7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

             i.    Semiannual Interest
                   Series 2001-1
                   -------------

                   1. Class A-1 Bond Interest Payment                                                                       0.00
                   2. Class A-2 Bond Interest Payment                                                                       0.00
                   3. Class A-3 Bond Interest Payment                                                                       0.00
                   4. Class A-4 Bond Interest Payment                                                                       0.00



             ii.   Semiannual Principal
                   Series 2001-1
                   -------------
                   1. Class A-1 Principal Payment                                                                           0.00
                   2. Class A-2 Principal Payment                                                                           0.00
                   3. Class A-3 Principal Payment                                                                           0.00
                   4. Class A-4 Principal Payment                                                                           0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

             i.    Overcollateralization Subaccount                                                                         0.00
             ii.   Capital Subaccount                                                                                       0.00



            IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of September, 2006.

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC (formerly RELIANT ENERGY, INCORPORATED), as Servicer by:  /s/ Marc Kilbride
                 -------------------------------------------------
                 Marc Kilbride
                 Vice President and Treasurer